UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2010

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Date of Report (Date of earliest event reported)

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PHILLIPS-VAN HEUSEN CORPORATION
(Exact name of registrant as specified in its charter)

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Commission File Number 001-07572

Delaware (State or other jurisdiction of incorporation or organization)	13-1166910 (I.R.S. Employer Identification No.)

200 Madison Avenue

New York, New York  10016
(Address of principal executive offices, including zip code)

(212) 381-3500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Cash Tender Offer and Consent Solicitation - Supplemental Indenture

Phillips-Van Heusen Corporation, a Delaware corporation (the “Company”), entered into supplemental indentures, each dated as of April 20, 2010, with U.S. Bank National Association, as trustee under the indentures relating to the Company’s 7¼% Senior Notes due 2011 and its 8⅛% Senior Notes due 2013.

The supplemental indentures were entered into in connection with the Company’s previously announced cash tender offers and solicitations of consents with respect to both series of notes, which were commenced on April 7, 2010.  On April 20, 2010, the Company announced that it had received in the tender offers and consent solicitations the requisite consents from holders of each series of notes to amend the original indentures entered into in connection with each series of notes.

Pursuant to their terms, the supplemental indentures became effective as of April 20, 2010, the date of their execution, but the amendments set forth therein will not become operative until the opening of business on the day on which the Company gives oral notice (confirmed in writing) or written notice to the trustee that the notes tendered by the holders pursuant to the tender offers and consent solicitations have been accepted for payment.  The amendments included in each of the supplemental indentures, if they become operative, will, among other things, eliminate substantially all of the restrictive covenants in each of the original indentures and the applicable series of underlying notes and eliminate all events of default other than events of default relating to the failure to pay principal of and interest on the applicable series of notes and to comply for 60 days after notice with the covenants, obligations, warranties or agreements contained in the original indentures after giving effect to the amendments.

Common Stock Offering – Purchase Agreement

On April 22, 2010, the Company entered into a Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., who are acting as representatives of the underwriters named in the Purchase Agreement, in connection with the public offering of 5,000,000 shares of the Company’s common stock, par value $1.00 per share, together with an option in favor of the underwriters to purchase 750,000 additional shares of common stock.  The shares of Company common stock offered are being sold by the Company. The shares of Company common stock to be sold pursuant to the Purchase Agreement have been registered pursuant to a Registration Statement on Form S-3 (Registration No. 333-166190) filed and effective April 20, 2010.  The Registration Statement includes a Prospectus dated April 20, 2010, which is supplemented by a Prospectus Supplement filed pursuant to Securities Act Rule 424(b)(5) on April 26, 2010.  A copy of the Purchase Agreement is attached as Exhibit 1.1 to this Report.

Senior Notes Offering – Offering Agreement

On April 23, 2010, the Company entered into an Underwriting Agreement with Barclays Capital Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and RBC Capital Markets Corporation, the investment banking division of Royal Bank of Canada, who are acting as representatives of the underwriters named in the Underwriting Agreement, in connection with the public offering of $600 million of 7⅜% Senior Notes due 2020. The notes to be sold pursuant to the Underwriting Agreement have been registered pursuant to a Registration Statement on Form S-3 (Registration No. 333-166190) filed and effective April 20, 2010.  The Registration Statement includes a Prospectus dated April 20, 2010, which is supplemented by a Prospectus Supplement filed pursuant to Securities Act Rule 424(b)(5) on April 26, 2010.  A copy of the Underwriting Agreement is attached as Exhibit 1.2 to this Report.

Item 9.01

Financial Statements And Exhibits.

(d)

Exhibits.

Exhibit No.

Description

1.1

Purchase Agreement, dated April 22, 2010, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as Representatives of the Underwriters named therein.

1.2

Underwriting Agreement, dated April 23, 2010, between the Company and Barclays Capital Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and RBC Capital Markets Corporation, the investment banking division of Royal Bank of Canada, as Representatives of the Underwriters named therein.

5.1

Opinion of Katten Muchin Rosenman LLP.

5.2

Opinion of Wachtell, Lipton, Rosen & Katz.

23.1

Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1).

23.2

Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS-VAN HEUSEN CORPORATION

Date:  April 26, 2010

By:

/s/  Mark D. Fischer

      Name:  Mark D. Fischer

      Title:  Senior Vice President

EXHIBIT INDEX

Exhibit No.

Description

1.1

Purchase Agreement, dated April 22, 2010, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc., as Representatives of the Underwriters named therein.

1.2

Underwriting Agreement, dated April 23, 2010, between the Company and Barclays Capital Inc., Deutsche Bank Securities Inc., Banc of America Securities LLC, Credit Suisse Securities (USA) LLC and RBC Capital Markets Corporation, the investment banking division of Royal Bank of Canada, as Representatives of the Underwriters named therein.

5.1

Opinion of Katten Muchin Rosenman LLP.

5.2

Opinion of Wachtell, Lipton, Rosen & Katz.

23.1

Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1).

23.2

Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.2).